SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                                IEH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                          Be Held on September 14, 2001


To the Shareholders of
  IEH CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on September 14, 2001 at 9:00 a.m., New York time, for the following purposes:

     1. To elect two (2) Directors to the Corporation's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

     2. To consider a proposed amendment to the Corporation's Certificate of Incorporation with the effect that the par value of the Corporation's Common Stock would be reduced from $.50 par value per share to $.01 par value per share;

     3. To adopt the 2001 Employees Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Corporation's Common Stock;

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on August 6, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                        By Order of the Board of Directors

                                                ROBERT KNOTH,
                                                 Secretary


Dated: August _, 2001


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                       -----------------------------------

                                 PROXY STATEMENT

                                       FOR

                       -----------------------------------


                         Annual Meeting of Shareholders
                        To Be Held on September 14, 2001


     This proxy statement and the accompanying form of proxy have been mailed on or about August 17, 2001 to the Common Stock shareholders of record on August 6, 2001 (the "Record Date") of IEH CORPORATION, a New York corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held on September 14, 2001 at 9:00 a.m. at the Corporation's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the TWO (2) persons nominated by the Board of Directors as Directors; (ii) FOR the amendment of the Corporation's Certificate of Incorporation to effect a change in the par value of the Corporation's Common Stock; (iii) FOR the adoption of the 2001 Employees Stock Option Plan; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. An affirmative vote of a majority of the outstanding Shares entitled to vote is required for approval of Proposal II to amend the Corporation's Certificate of Incorporation. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to shareholders for the fiscal year ended March 30, 2001, including financial statements, accompanies this proxy statement.

     The principal executive offices of the Corporation are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220; the Corporation's telephone number is (718) 492-9673.

Independent Public Accountants

     The Board of Directors of the Corporation has selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of the Corporation for the fiscal year ending March 29, 2002. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Corporation's Common Stock, $.50 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 6, 2001 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of June 20, 2001 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Corporation to be the beneficial owner of more than five percent (5%) of any class of the Corporation's voting securities; (ii) each Executive Officer and Director who owns Common Stock in the Corporation; and (iii) all Executive Officers and Directors as a group. As of June 23, 2001, there were 2,303,468 shares of Common Stock issued and outstanding.

                                               Amount of
                                               and Nature
                 Name and Address of           of Beneficial      Percentage of
Title of Class   Beneficial Owner              Ownership             Class
--------------   ----------------              ---------             -----
Common Stock     Michael Offerman                946,784                41%
$.50 Par Value   140 58th Street
                 Brooklyn, NY 11220(1)

                 Murray Sennet                    24,500               1.1%
                 1900 Manor Lane
                 Plano, TX 75093

                 Allen Gottlieb                        0                0
                 325 Coral Way
                 Ft. Lauderdale, FL 33301

                 Robert Pittman                   20,000                *
                 45 Ocean Avenue
                 Monmouth Beach
                 NJ 07750

                 David Lopez and Nancy           278,000              12.1%
                 Lopez
                 Edge of Woods
                 P.O. Box 323
                 Southampton, NY 11968

All Officers & Directors as a Group
(4 in number)                                    991,284                43%

----------------------
     *    Less than 1%.

1. 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

All shares set forth above are directly by the named individual unless otherwise stated.

Certain Reports

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission

("SEC") reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than 10% shareholders are required to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Corporation, the Corporation believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.

     It is expected that the only matters to be considered at the meeting will be (i) the election of Directors; (ii) the amendment to Certificate of Incorporation; and (iii) the adoption of the 2001 Employees Stock Option Plan.

                            I. ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation provides that the Directors of the Corporation are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term. The Board of Directors currently consists of four (4) members divided into two (2) classes. Each class would have three (3) members, but as a result of the resignation of Howard Bernstein on November 1, 1993, the class of Directors' whose terms expired at the 1999 Annual Meeting had one (1) vacancy. In addition to the vacancy created by Howard Bernstein's resignation, as a result of the retirement of Ralph Acello in November 1999, the class of Directors' whose terms expired at the 2000 Annual Meeting had two (2) vacancies. Under the Corporation's By-Laws, the Board of Directors is authorized to fill all vacancies. The Board has not decided to fill the vacancies created by Mr. Bernstein's resignation and Mr. Acello's retirement. The members of each class are elected for a staggered term of two
(2) years each and until their successors are duly elected and qualified.

     The persons nominated for election to the Corporation's Board of Directors at the Annual Meeting are Robert Pittman and Allen B. Gottlieb who will serve as Class II members. All of such persons currently serve on the Board of Directors.

     The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

     The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Corporation, including its two (2) nominees for election to the Corporation's Board of Directors at the 2001 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 2002. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2001 Annual Meeting.

                       Director            Position with
    Name             Since    Age           Corporation            Term Expires
    ----             -----    ---           -----------            ------------
Michael Offerman     1973      60      Chairman of the Board of        2002
                                       Directors and President
Murray Sennet        1970      78      Director                        2002
Robert Pittman       1987      76      Director                        2001
Allen B. Gottlieb    1992      60      Director                        2001


--------------------

     Michael Offerman has been a member of the Corporation's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of the Corporation and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice- President of the Corporation.

     Murray Sennet has been a member of the Corporation's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of the Corporation at the time of his retirement in April, 1986.

     Allen Gottlieb (Nominee) has been a member of the Corporation's Board of Directors since 1992. Mr. Gottlieb has been an attorney in private practice in New York City for over five (5) years.

     Robert Pittman (Nominee) has been a member of the Corporation's Board of Directors since 1987. Mr. Pittman retired in October l992, at which time he had held the position of Vice- President of Engineering and Secretary of the Corporation.

Significant Employees

     Thomas Hunt is the director of Quality Control, a position he has held since October, 1992. Mr. Hunt joined the Corporation in 1987 as the laboratory director and senior inspector and held said positions until his promotion in October, 1992.

     Robert Knoth joined the Corporation as Controller in January, 1990 and was elected treasurer of the Corporation in March, 1990. Mr. Knoth was elected as Secretary of the Corporation in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

     Joan Prideaux joined the Corporation in July, 1995 as National Sales Manager. Prior to such time Ms. Prideaux was employed as an account executive of Viking Connectors for the previous five years.

     Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition he participated in setting up and developing the company's forecasting/planning software related to that department procedures.

     Jeff (Yefim) Berenstein is the quality control manager, a position he started on April 16, 2001. Prior to joining the Company, Mr. Berenstein worked as a quality assurance specialist for various manufacturing companies where he was responsible for the implementation of quality systems - ISI-9000, Mil-I-45208A writing quality manuals, quality procedures, work instructions, design special gigs, testing equipment to improve quality of the manufacturing products, maintaining and supervising calibration and calibration recall systems.

Board Meetings, Committees and Compensation

     The Corporation does not have any nominating, audit or compensation committee of the Board of Directors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year. The Board of Directors were not paid in fiscal years 1998, 1999, 2000 and 2001, but were paid in the fiscal year ending 1997.

     During the fiscal year ended March 30, 2001, three (3) meetings of the Board of Directors by telephone conference were held.

     The Board of Directors recommends that you vote "FOR" the nominees for Director.

             II. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

General

     A proposal will be submitted to the shareholders of the Corporation at the Annual Meeting to amend the Corporation's Certificate of Incorporation (the "Charter") to reduce the par value of each share of its Common Stock (the "Charter Amendment"). Article IV of the Corporation's Charter currently provides that the Corporation will have ten million authorized shares of Common Stock having a par value of $.50 per share. As the Corporation's Charter is proposed to be amended, Article IV would provide as follows:

          Capitalization
          --------------

               The aggregate number of shares which the Corporation shall have authority to issue shall be Ten Million shares (10,000,000) of Common Stock, $.01 Par Value per share. All shares shall have equal voting rights and privileges.

     The Corporation's Board of Directors has unanimously approved the Charter Amendment and the Board of Directors recommend that the Charter Amendment be approved by the shareholders of the Corporation.

Implementation

     The Charter Amendment will reduce the par value of each share of Common Stock from $.50 to $.01 par value per share, each share otherwise being identical to existing shares of Common Stock in terms of the rights and privileges of the holders thereof.

     The par value of each share of Common Stock will be reduced from $.50 to $.01 per share through a transfer on the Corporation's books from its Common Stock account to its paid-in surplus account of an amount equal to the Corporation's outstanding shares multiplied by $.49 per share (approximately $1,128,699.32). The Charter Amendment will become effective at the time when the Certificate of Amendment to the Certificate of Incorporation of the Corporation is filed with the New York Secretary of State.

Reasons for Amendment

     The Corporation's Common Stock is traded in the Over-The-Counter Market and is quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System Bulletin Board under the symbol "IEHC.OB." During the last two fiscal years, the Corporation's Common Stock has rarely traded above its par value. During the fourth fiscal quarter of 2001 ending March 30, 2001, the high bid was twenty cents ($.20) per share. On June 04, 2001, the last date of a trade prior to the filing of its current Form 10KSB, the closing sale price for the Common Stock of the Corporation was twenty cents ($.20) per share.

     Pursuant to Section 504 of the New York Business Corporation Law, any shares of a corporations's capital stock with par value "may be issued for such consideration, not less than the par value thereof, as is fixed from time to time by the board." As a result of the fact that the Corporation's Common Stock consistently trades below its par value, recipients of the Corporation's Common Stock necessarily incur tax liability equal to the aggregate par value of their Common Stock but may only receive the actual value of their Common Stock when it is sold at an amount which would be substantially lower than the stock's aggregate par value. This fact hinders the Corporation's ability to use its Common Stock in any material manner, such as a means for compensation (rather than making a cash expenditure) to reward employees or consultants, to avail itself of potentially beneficial mergers or acquisitions and to enter into other business transactions deemed a benefit to the Corporation by its Board of Directors.

     The Board of Directors believes that a reduction of the Corporation's Common Stock par value to $.01 per share would allow the Corporation greater flexibility in using its Common Stock as an alternate means of compensation and allow the Corporation to avail itself of beneficial business ventures and transactions.

     A majority of the Corporation's outstanding shares of Common Stock must be voted in favor of this proposed Charter Amendment in order to approve this Proposal II.

     The Board of Directors recommends that you vote "FOR" this Proposal II.

     III. PROPOSAL TO ADOPT THE 2001 STOCK OPTION PLAN

     The Board of Directors has unanimously approved the adoption of the 2001 Employees Stock Option Plan (the "2001 Plan") to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management and other eligible persons. Under the terms of the proposed 2001 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under
Section 422 of the Code, or options which do not so qualify ("Non-ISO's"). The proposed 2001 Plan is being submitted to the shareholders of the Corporation for approval at the Annual Meeting because the Corporation has no employee stock option plan in place.

     The Board of Directors has recommended the adoption of the 2001 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract qualified employees to the Company. The Board believes that the Corporation competes with numerous other electronic circuit companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the employees and the Corporation, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. The Corporation benefits because these employees will be more motivated and the Corporation benefits from motivated employees. Second, the grant of options preserves the Corporation's cash resources. These benefits relate to all corporate employees, including senior management.

     The 2001 Plan will be administered by the Board or by a committee designated by the Board of Directors (the "Committee.") The Board or the Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non- ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The board or the Committee has full authority to interpret the 2001 Plan and to establish and amend rules and regulations relating thereto.

     An ISO may only be granted to an employee. An optionee must remain an employee through the exercise date. An ISO must terminate within 10 years from the date of grant and the ISO plan must terminate within 10 years from the date that the plan is adopted. Under the 2001 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110% of such fair market value and the option must not be exercisable after the expiration of five years from the date of grant. Exercise prices of Non-ISO options may be less than such fair market value.

     The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

     A majority of the votes cast at the Annual Meeting must be voted in favor of the 2001 Employees Stock Option Plan in order to approve this Proposal III. The full text of the 2001 Plan is annexed to this proxy statement.

    The Board of Directors recommends that you vote "FOR" this Proposal III.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 30, 2001, March 31, 2000, and April 2, 1999 for the Corporation's Chief Executive Officer:

                                                                            Other Annual
Name and Principal Position            Year            Salary       Bonus   Compensation
---------------------------            ----            ------       -----   ------------
Michael Offerman, Chief           March 30, 2001      $ 91,431        -          $0
Executive Officer, President /1/  March 31, 2000      $ 77,788        -          $0
                                  April 2, 1999       $ 97,961        -          $0

-----------
(1) During the years ended March 30, 2001, March 31, 2000 and April 2, 1999, the Corporation provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported. Effective January 1, 1995, Mr. Offerman entered into an employment agreement with the Corporation to increase his salary to $100,000 per annum. The employment agreement has expired. The Corporation and Mr. Offerman agreed that his salary shall remain at the rate of $91,431 for fiscal 2001.

     No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 30, 2001 or March 31, 2000.

Pension/Benefit Incentive Plan
------------------------------

     In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the

Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement. For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement age (age 65), if the employee has completed 15 years of service to the Corporation. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (10) years of his lifetime. In no event would benefits exceed $12,000 per year.

     For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten (10) years of his lifetime. If the employee should die prior to the ten-year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten-year term. In no event will benefits exceed $12,000 per year.

     If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will received the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

     On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of the Plan.

     The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") that the Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date. In August 1998, the Company was notified by the PBGC that the Company is liable to the PBGC for the following amounts as of September 1, 1998:

     $ 456,418 representing the amount of unfunded benefit liabilities of the Plan
     $ 242,097 representing funding liability
     $   2,230 representing the premium liability

Since 1998 the Company has been negotiating with the PBGC on the matter

     The Company and the PBGC have tentatively agreed to the terms of a settlement of the matter. Under the proposed agreement, the Company and PBGC agreed on a total sum of $244,000. Assuming the settlement is consummated, the Company has agreed to make payments as follows:

     September 1, 2003 to August 1, 2004             $2,000 per month
     September 1, 2004 to August 1, 2006             $3,000 per month
     September 1, 2006 to August 1, 2007             $4,000 per month

     In addition, on January1, 2004, May 1, 2004, May 1, 2005 and January 1, 2006, the Company will make balloon payments of $25,000.

     The Company will also grant PBGC a lien on the Company's machinery and equipment, subject to the preexisting liens in favor of UDC.

     Under an agreement dated June 16, 1978, the Corporation entered into a retirement compensation agreement with Michael Offerman, which provides that upon reaching the age of 65, or the earlier of death, total disability, or employment termination by mutual consent, Michael Offerman or his beneficiary would be entitled to retirement payments of $30,000 per year for a period of five years.

Employment Agreements
---------------------

     In December 1996, the Board of Directors approved the terms of an employment agreement with Joan Prideaux. The terms of the employment agreement provide that Ms. Prideaux's salary will be $60,000 per year and that she will be employed as Vice President-Sales and Marketing. The agreement terminates November 30, 2001. As further provided under the terms of the employment agreement, the Corporation will provide certain benefits such as health benefits. The Corporation also agreed to pay the premium of a $150,000 term life insurance policy payable to Ms. Prideaux's beneficiary.

     In the event the Corporation declines to enter into a new employment agreement with Ms. Prideaux at the expiration of the term, the Corporation has agreed to pay Ms. Prideaux the sum of $42,750. Additionally, in the event there occurs a "change of control" of the Corporation, and within the one (1) year period thereafter, Ms. Prideaux's employment is terminated or she resigns, then she will be entitled to receive a sum equal to the balance of her base salary for the remainder of the term plus $42,750. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Corporation's outstanding securities, (ii) the stockholders of the Corporation approve a merger or consolidation whereby the Corporation's voting securities fail to represent, after such a merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Corporation relocates outside of the New York City Metropolitan area, it has agreed to pay Ms. Prideaux the sum of $42,750.

Cash Bonus Plan
---------------

     In 1987, the Corporation adopted a cash bonus plan ("Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Corporation only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 of 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 30, 2001, March 31, 2000, and April 2, 1999.

                              FINANCIAL INFORMATION

     A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 30, 2001 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 6, 2001, the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 2001 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

     As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of Shareholders intended to be presented at the Corporation's 2002 Annual Meeting of Shareholders must be received by the Corporation on or prior to April 4, 2002 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 2002 Annual Meeting of Shareholders.


                                          By Order of the Board of Directors

                                                    ROBERT KNOTH,
                                                      Secretary

Dated: August _, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 14, 2001

                                      PROXY

     The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 14, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

     I.   ELECTION OF DIRECTORS

          FOR all nominees listed         WITHHOLD AUTHORITY
          below (except as marked         to vote for all nominees
          to the contrary below)   [_]    listed below   [_]


(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

          NOMINEES FOR DIRECTORS

          Robert Pittman                  Allen B. Gottlieb

     II. AMENDMENT OF CERTIFICATE OF INCORPORATION TO REDUCE COMMON STOCK PAR VALUE

          FOR amendment of                WITHHOLD AUTHORITY
          Corporation's Certificate       to vote for amendment of Corporation's
          of Incorporation         [_]    Certificate of Incorporation      [_]

     III. ADOPTION OF 2001 EMPLOYEES STOCK OPTION PLAN

          FOR adoption of 2001            WITHHOLD AUTHORITY
          Employees Stock Option          to vote for adoption of 2001
          Plan                     [_]    Employees Stock Option Plan       [_]

     AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated August _, 2001 receipt of which is hereby acknowledged.

     Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated;(b)for the amendment to the Corporation's Certificate of Incorporation; (c) for the adoption of the 2001 Employees Stock Option Plan; and
(d) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     This proxy is solicited on behalf of the Board of Directors. Please sign and return the proxy in the enclosed envelope.



                                    Dated:  _____________________, 2001


                                    -----------------------------------
                                    Signature


                                    -----------------------------------
                                    Print Name

                                     (Please date and sign exactly as
                                     name appears at left. For joint
                                     accounts, each joint owner should
                                     sign, executors, administrators,
                                     trustees, etc., should also so
                                     indicate when signing.)